TD P1 P2 P4 01/22

SUPPLEMENT DATED JANUARY 28, 2022

TO THE PROSPECTUSES DATED MAY 1, 2021

OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses of the Fund are amended as follows:

I. The following is added after the third sentence in the second paragraph in the “Fund Summaries – Templeton Developing Markets VIP Fund – Principal Investment Strategies” section of the prospectus:

Investments in Chinese companies also may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments.

II. The following is added after the third paragraph in the “Fund Summaries – Templeton Developing Markets VIP Fund – Principal Risks – Foreign Securities (non-U.S.)” section of the prospectus:

Certain investments in Chinese companies may be made through a special structure known as a VIE.  In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure.  It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

III. The following is added to the end of the sixth paragraph in the “Fund Details – Templeton Developing Markets VIP Fund – Principal Investment Policies and Practices” section of the prospectus:

Investments in Chinese companies also may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments.

IV. The following replaces the first paragraph in the “Fund Details – Templeton Developing Markets VIP Fund – Principal Investment Policies and Practices – Portfolio Selection” section of the prospectus:

When choosing equity investments for the Fund, the investment manager applies a fundamental, research-driven, long-term approach, focusing on companies with sustainable earnings power that are trading at a discount to intrinsic worth. Alongside traditional financial and economic analyses, the investment manager assesses the potential impacts of material environmental, social and governance (ESG) factors on a company, which the investment manager believes provide a measure of the company’s sustainability. In analyzing ESG factors, the investment manager assesses how a company's practices are aimed at improving or maintaining the ESG footprint of its operating model and conducts a materiality-based ESG assessment. The following provides examples of ESG elements that can be taken into consideration when assessing a company:

• Environmental considerations, which can include issues such as resource efficiency, carbon emissions management, waste prevention and recycling and pollution prevention and control.

• Social considerations, which can include issues such as labor standards, fair wages, diversity and gender balance, health and safety practices and product safety.

• Governance considerations, which can include issues such as appropriate accounting practices, alignment of interests, board effectiveness, capital allocation, shareholder rights and quality of disclosures.

Consideration of ESG factors and risks is only one component of the investment manager’s assessment of issuers eligible for investment. The weight given to ESG factors may vary across types of investments, industries, regions and issuers and may change over time, and not every ESG factor may be identified or evaluated in the investment manager’s analysis.

V. The following is added to the “Fund Details – Templeton Developing Markets VIP Fund – Principal Risks – Foreign Securities (non-U.S.) – China companies” section of the prospectus:

Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

VI. The following is added after the “Fund Details – Templeton Developing Markets VIP Fund – Principal Risks – Management” section of the prospectus:

Environmental, Social and Governance (ESG) Considerations Risk

The investment manager’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies or may not have a high ESG risk profile. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The investment manager’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the investment manager may not reflect the beliefs and values of any particular investor. The investment manager also may be dependent on the availability of timely, complete and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG factors. ESG factors are often not uniformly measured or defined, which could impact the investment manager’s ability to assess an issuer. The Fund may underperform other funds that do not consider an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors.

Please keep this supplement with your prospectus for future reference.